                                                                    EXHIBIT 99.6


                          AGREEMENT REGARDING LEASES
                          --------------------------

          THIS AGREEMENT REGARDING LEASES (this "Agreement") is made and entered into as of the 30th day of June, 2001, by and between EQUIFAX INC., a Georgia corporation ("Equifax"), and CERTEGY PAYMENT SERVICES, INC. (f/k/a Equifax Payment Services, Inc.), a Delaware corporation ("Certegy Payment Services").

                             W I T N E S S E T H:

          WHEREAS, Certegy Payment Services is currently a wholly-owned subsidiary of Equifax;

          WHEREAS, Equifax presently intends to transfer and assign to Certegy Inc., a Georgia corporation ("Certegy"), as a contribution to the capital of Certegy, the capital stock of Certegy Payment Services and certain related assets (the "Spin Transaction"); and

          WHEREAS, each of Certegy Payment Services and its subsidiaries (collectively, the "Certegy Payment Services Group"; the persons and entities composing the Certegy Payment Services Group are herein referred to as "Certegy Payment Services Group Companies") and Equifax and its subsidiaries other than those that compose the Certegy Payment Services Group Companies (collectively, the "Equifax Group""; the persons and entities composing the Equifax Group are herein referred to as "Equifax Group Companies") have entered into certain Lease Agreements and Lease Guarantees, and the parties hereto desire to agree upon certain matters with respect to such Lease Agreements and Lease Guarantees in connection with the Spin Transaction, as set forth in this Agreement.

          NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the foregoing premises and the respective undertakings of the parties, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Equifax and Certegy Payment Services hereby agree as follows:

          1.  Certegy Payment Services Group Leases; Equifax Guarantees.
              ---------------------------------------------------------

              (a)  Certegy Payment Services Group Leases. Certain Certegy
                   -------------------------------------
Payment Services Group Companies are currently the "tenants" or "lessees" under those certain Lease Agreements identified on Exhibit "A" attached hereto and
                                             ----------
incorporated herein (the "Certegy Payment Services Group Leases"), and such Certegy Payment Services Group Companies will continue to be the "tenants" or "lessees" under their Lease Agreements immediately after the consummation of the Spin Transaction. The parties intend that the Spin Transaction shall not constitute an assignment or other transfer under any of the Certegy Payment Services Group Leases that would require the consent of the "landlord" or "lessor" thereunder, but, in the event the Spin Transaction is deemed to be such an assignment or other transfer under any of the Certegy Payment Services Group Leases, then Equifax and Certegy Payment Services hereby agree to reasonably cooperate with each other in obtaining any such required consent of the "landlord" or "lessor" thereunder. Certegy Payment Services shall, and hereby agrees to, indemnify, defend and hold Equifax harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Equifax, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Equifax, in connection with or arising out of or by reason of any one or more of the Certegy Payment Services Group Leases in connection with the Spin Transaction or otherwise.

          (b)  Equifax Guarantees. Equifax has entered into lease guarantees
               ------------------
(the "Equifax Guarantees") with respect to the duties, obligations, liabilities, and responsibilities of the "tenant" or "lessee" under certain of the Certegy Payment Services Group Leases, as identified on Exhibit "B" attached hereto and
                                                ----------
incorporated herein. Certegy Payment Services shall, and hereby agrees to, indemnify, defend and hold Equifax harmless from, against and in respect of any actions, causes of action, suits, claims, demands, judgments, or proceedings asserted against, imposed upon or suffered or incurred by Equifax, and from, against and in respect of any liabilities, damages, losses, costs, expenses (including counsel fees and expenses and disbursements of counsel), amounts of judgment, assessments, fines or penalties, and amounts paid in compromise or settlement, asserted against, imposed upon or suffered or incurred by Equifax in connection with or arising out of or by reason of any one or more of the Equifax Guarantees. Without limiting any of the rights or remedies of Equifax under the Distribution Agreement (as hereinafter defined) or otherwise, Equifax shall be subrogated to the right, title, and interest of the "landlord" or "lessor" under each of the Equifax Guarantees and all rights or remedies of the "landlord" or "lessor" thereunder to the extent Equifax is required to honor any such Equifax Guarantees and to the extent permitted under the terms of the applicable Certegy Payment Services Group Lease.

          2.   Equifax Group Leases; Subletting; Assignment.
               --------------------------------------------

          (a)  Equifax Group Leases. Certain Equifax Group Companies are
               --------------------
currently the "tenants" or "lessees" under those certain Lease Agreements identified on Exhibit "C" attached hereto and incorporated herein (the "Equifax
              ----------
Group Leases"), and all or a portion of the premises under each of such Equifax Group Leases are currently occupied by one or more Certegy Payment Services Group Companies. The parties desire that portions of the premises under certain Equifax Group Leases be sublet, and that certain of the Equifax Group Leases be assigned, to the Certegy Payment Services Group Company currently occupying all or a portion of the premises thereunder, as set forth in subparagraphs (b) and
(c), below.

          (b)  Subletting.  Certegy Payment Services Group Companies currently
               ----------
occupy all or a portion of the premises under each of the Equifax Group Leases identified as "to be sublet" on Exhibit "C" hereto, which occupied portion of
                                -----------
each such premises is more particularly described on said Exhibit "C".  Each of
                                                          -----------
the Equifax Group Companies that is the "tenant" or "lessee" under each such Equifax Group Lease (each as a "Sublandlord" hereunder) does hereby sublease to the Certegy Payment Services Company identified on said Exhibit "C" as the
                                                        -----------
"Subtenant" with respect to such Equifax Group Lease, and each such Subtenant does hereby sublease from its respective Sublandlord, for the term and on the terms and conditions hereinafter provided in Exhibit "D" attached hereto and incorporated herein,
                        ----------
such portion of the premises under such Equifax Group Lease as is more particularly described in said Exhibit "C", and herein referred to, as the
                               ----------
"Sublet Premises". For purposes of Exhibit "D" and this Agreement, and with
                                   ----------
respect to each such Equifax Group Lease, the term "Total Premises" means the entire "premises" under such Equifax Group Lease. In the event any such subletting requires the consent of the "landlord" or "lessor" under the applicable Equifax Group Lease, then the respective Sublandlord and Subtenant hereby agree to reasonably cooperate with each other in obtaining any such required consent. All statements, covenants, agreements, representations and warranties, if any, made herein (including, without limitation, in Exhibit "D"
                                                                   ----------
hereto) by each Sublandlord shall be deemed to be made by such party only with respect to itself or to the Equifax Group Lease or Sublet Premises of such party, as the case may be, and shall not be deemed to be made by such party with respect to any other Sublandlord or to any other Equifax Group Lease or Sublet Premises, and each Sublandlord shall have liability and responsibility under this Agreement with respect to such subletting only in respect of the Sublet Premises of that Sublandlord and shall have no liability or responsibility in respect of any other Sublet Premises.

          (c)  Assignment.  Certegy Payment Services Group Companies currently
               ----------
occupy all or a portion of the premises under each of the Equifax Group Leases identified as "to be assigned" on Exhibit "C" hereto. Each of the Equifax Group
                                  -----------
Companies that is the "tenant" or "lessee" under each such Equifax Group Lease (each as an "Assignor" hereunder) does hereby assign all of its right, title, and interest in and to its respective Equifax Group Lease to the Certegy Payment Services Company identified on said Exhibit "C" as the "Assignee" with respect
                                    -----------
to such Equifax Group Lease, and each such Assignee does hereby assume all of the obligations, duties, responsibilities, and liabilities of the "tenant" or "lessee" under such Equifax Group Lease with respect to periods of time from and after the date of this Agreement, pursuant to and in accordance with the terms and conditions hereinafter provided in Exhibit "E" attached hereto and
                                       -----------
incorporated herein. In the event any such assignment requires the consent of the "landlord" or "lessor" under the applicable Equifax Group Lease, then the respective Assignor and Assignee hereby agree to reasonably cooperate with each other in obtaining any such required consent. All statements, covenants, agreements, representations and warranties, if any, made herein (including, without limitation, in Exhibit "E" hereto) by each Assignor shall be deemed to
                       -----------
be made by such party only with respect to itself or to the Equifax Group Lease of such party, as the case may be, and shall not be deemed to be made by such party with respect to any other Assignor or to any other Equifax Group Lease, and each Assignor shall have liability and responsibility under this Agreement with respect to such assignment only in respect of the Equifax Group Lease of that Assignor and shall have no liability or responsibility in respect of any other Equifax Group Lease.

          3.   Distribution Agreement.
               ----------------------

          (a)  Compliance. Certegy Payment Services shall comply with, abide by
               ----------
and perform all of the terms, covenants, conditions, agreements, requirements, restrictions and provisions of Section 2.08 of the Distribution Agreement (as hereinafter defined) as to the Certegy Payment Services Group Leases and the Equifax Guarantees and with respect to each Sublet Premises and the subleasing and assignments set forth in this Agreement. The term

"Distribution Agreement" means that certain Distribution Agreement dated as of the date of this Agreement executed by and between Equifax and Certegy in connection with the Spin Transaction.

          (b)  Dispute Resolution.  Any disputes arising under this Agreement,
               ------------------
and any liability of either party with respect to the attorneys' fees or costs incurred by the other party with respect to such dispute, shall be resolved in accordance with Section 15.10 of the Distribution Agreement in the same manner and with the same effect as if said Section were set forth in full and at length herein and as if Certegy Payment Services and each Sublandlord and Assignee hereunder were the parties thereto other than Equifax, and as if Equifax and each Sublandlord and Assignor hereunder were the parties thereto other than Certegy, and said Section is hereby incorporated herein.

          4.   Further Assurances.  From time to time after the date hereof,
               ------------------
each of Equifax and Certegy Payment Services, and any Sublandlord, Subtenant, Assignor, and Assignee, shall, upon written request, do all such additional and further acts, and shall execute and deliver all such additional and further assignments, subleases, and other instruments and documents, as any other party hereto may reasonably require to effectuate the terms and conditions of this Agreement.

          5.   General Provisions.
               ------------------

          (a)  Notices.  Whenever any notice, demand or request is required or
               -------
permitted to be given by one party hereto to the other party under this Agreement, such notice, demand or request shall be in writing and shall be delivered by hand, be sent by registered or certified mail, postage prepaid, return receipt requested, or be sent by nationally recognized commercial courier for next business day delivery, to the addresses set forth below such party's respective execution hereof, or to such other addresses as are specified by written notice given in accordance herewith. All notices, demands or requests delivered by hand shall be deemed given upon the date so delivered; those given by mailing as hereinabove provided shall be deemed given on the date of deposit in the United States Mail; and those given by commercial courier as hereinabove provided shall be deemed given on the date of deposit with the commercial courier. Nonetheless, the time period, if any, in which a response to any notice, demand or request must be given shall commence to run from the date of receipt of the notice, demand or request by the addressee thereof. Any notice, demand or request not received because of changed address of which no notice was given as hereinabove provided or because of refusal to accept delivery shall be deemed received by the party to whom addressed on the date of hand delivery, on the first business day after deposit with commercial courier, or on the third business day following deposit in the United States Mail, as the case may be.

          (b)  Headings.  The use of headings, captions and numbers in this
               --------
Agreement is solely for the convenience of identifying and indexing the various provisions in this Agreement and shall in no event be considered otherwise in construing or interpreting any provision in this Agreement.

          (c) Exhibits.  Each and every exhibit referred to or otherwise
              --------
mentioned in this Agreement is attached to this Agreement and is and shall be construed to be made a part of this Agreement by such reference or other mention at each point at which such reference or other mention occurs, in the same manner and with the same effect as if each exhibit were set forth in full and at length every time it is referred to or otherwise mentioned.

          (d) Defined Terms.  Capitalized terms used in this Agreement shall
              -------------
have the meanings ascribed to them at the point where first defined, irrespective of where their use occurs, with the same effect as if the definitions of such terms were set forth in full and at length every time such terms are used.

          (e) Pronouns.  Wherever appropriate in this Agreement, personal
              --------
pronouns shall be deemed to include the other genders and the singular to include the plural.

          (f) Severability.  If any term, covenant, condition or provision of
              ------------
this Agreement, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, covenant, condition or provision to any other person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

          (g) Non-Waiver.  Failure by any party to complain of any action, non-
              ----------
action or breach of any other party shall not constitute a waiver of any aggrieved party's rights hereunder. Waiver by any party of any right arising from any breach of any other party shall not constitute a waiver of any other right arising from a subsequent breach of the same obligation or for any other default, past, present or future.

          (h) Rights Cumulative.  All rights, remedies, powers and privileges
              -----------------
conferred under this Agreement on the parties shall be cumulative of and in addition to, but not restrictive of or in lieu of, those conferred by law or at equity.

          (i) Time of Essence.  Time is of the essence of this Agreement.
              ---------------

          (j) Applicable Law.  This Agreement shall be governed by, construed
              --------------
under and interpreted and enforced in accordance with the laws of the State of Georgia.

          (k) Entire Agreement; Modification.  This Agreement supersedes all
              ------------------------------
prior discussions and agreements between Equifax and Certegy Payment Services, and any Sublandlord. Subtenant, Assignor, or Assignee, with respect to the Certegy Payment Services Group Leases, the Equifax Group Leases, the Equifax Guarantees, the subletting and assigning hereunder and other matters expressly set forth herein, and this Agreement contains the sole and entire understanding between Equifax and Certegy Payment Services, and the Sublandlords, Subtenants, Assignors, and Assignees, with respect thereto. This Agreement shall not be modified or amended except by an instrument in writing executed by or on behalf of Equifax and

Certegy Payment Services; provided, however, that if any such modification or
                          --------  -------
amendment affects any subletting described in Section 2(b), above, or any assignment described in Section 2(c), then the Sublandlord and Subtenant or the Assignor and Assignee, as the case may be, shall also be a party to such modification or amendment instrument.

          (l) Counterparts.  This Agreement may be executed in several
              ------------
counterparts, each of which shall be deemed an original, and all of such counterparts together shall constitute one and the same instrument.

          (m) Authority.  Each party hereto warrants and represents that such
              ---------
party has full and complete authority to enter into this Agreement and each person executing this Agreement on behalf of a party warrants and represents that he has been fully authorized to execute this Agreement on behalf of such party and that such party is bound by the signature of such representative.

          (n) No Construction Against Preparer.  No provision of this Agreement
              --------------------------------
shall be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party's having or being deemed to have prepared or imposed such provision.

          (o) Successors and Assigns.  This Agreement shall bind and benefit the
              ----------------------
successors and assigns of the parties with the same effect as if mentioned in each instance where a party hereto is named or referred to.

          IN WITNESS WHEREOF, Equifax and Certegy Payment Services have caused their duly authorized representatives to execute, seal and deliver this Agreement Regarding Leases, all as of the day and year first written above.


                                   EQUIFAX:
                                   -------

                                   Equifax Inc., a Georgia corporation


Date executed:  June 30, 2001      By:  /s/ Kent E. Mast
              ---------------         -------------------------------------
                                      Name:   Kent E. Mast
                                           --------------------------------
                                      Title:  Corporate Vice President,
                                            -------------------------------
                                              General Counsel and Secretary
                                              -----------------------------

                                              [CORPORATE SEAL]

                                      Initial Address for Notices:
                                      ----------------------------

                                      Equifax Inc.
                                      1550 Peachtree Street
                                      Atlanta, Georgia 30309
                                      Attn: Phillip J. Mazzilli, CFO

                                      with a copy to:
                                      ---------------

                                      Equifax Inc.
                                      1550 Peachtree Street
                                      Atlanta, Georgia 30309
                                      Attn: Kent E. Mast, General Counsel

                                      CERTEGY PAYMENT SERVICES:
                                      ------------------------

                                      Certegy Payment Services, Inc., a Delaware corporation


Date executed:       June 30, 2001          By:  /s/ Bruce S. Richards
              --------------------               -----------------------------
                                         Name:   Bruce S. Richards
                                              --------------------------------
                                         Title:  Corporate Vice President,
                                               -------------------------------
                                                 General Counsel and Secretary
                                                 -----------------------------

                                                       [CORPORATE SEAL]

                                      Initial Address for Notices:
                                      ---------------------------

                                      Certegy Payment Services, Inc.
                                      c/o Certegy Inc.
                                      P.O. Box 349
                                      Alpharetta, Georgia  30009
                                      Attn: Michael T. Volkommer, CFO

                                      with a copy to:
                                      --------------

                                      Certegy Payment Services, Inc.
                                      c/o Certegy Inc.
                                      11720 Amberpark Drive, Suite 600
                                      Alpharetta, Georgia  30004
                                      Attn: Bruce S. Richards, General Counsel

         Agreement and Acknowledgment of Sublandlords and Subtenants:
         -----------------------------------------------------------

          Each of the following parties hereby agree to the terms and provisions of the foregoing Agreement Regarding Leases, and is hereby made a party thereto, solely with respect to the subleasing of the Sublet Premises with respect to which such party is Sublandlord or Subtenant pursuant to Section 2(b) of the foregoing Agreement Regarding Leases.

SUBLANDLORDS:                                               SUBTENANTS:
------------                                                ----------
Equifax Information Services, LLC (f/k/a                    Certegy Inc.
Equifax Credit Information Services, Inc.)

                                                            By: /s/ Bruce S. Richards
                                                               --------------------------------
By:  /s/ Kent E. Mast                                          Name:  Bruce S. Richards
   -----------------------------------------                   Title: Corporate Vice President,
    Name:   Kent E. Mast                                              General Counsel and Secretary
           ---------------------------------
    Title:  Corporate Vice President
           ---------------------------------
            General Counsel and Secretary                                 [CORPORATE SEAL]
           ---------------------------------
            Counsel and Secretary
           ---------------------------------

              [CORPORATE SEAL]

Equifax Knowledge Engineering, Inc.                         Certegy Inc.
(f/k/a Market Knowledge, Inc.)

                                                            By: /s/ Bruce S. Richards
                                                               --------------------------------
By:  /s/ Kent E. Mast                                          Name:  Bruce S. Richards
   -----------------------------------------                   Title: Corporate Vice President,
    Name:   Kent E. Mast                                              General Counsel and Secretary
           ---------------------------------
    Title:  Corporate Vice President,
           ---------------------------------
            General Counsel and Secretary                               [CORPORATE SEAL]
           ---------------------------------

              [CORPORATE SEAL]

Initial Address for Notices for each Sublandlord            Initial Address for Notices for each Subtenant
------------------------------------------------            ----------------------------------------------

[Name of Sublandlord]                                       Certegy Inc.
c/o Equifax Inc.                                            P.O. Box 349
1550 Peachtree Street                                       Alpharetta, Georgia  30009
Atlanta, Georgia 30309                                      Attn:  Michael T. Volkommer, CFO
Attn: Phillip J. Mazzilli, CFO
                                                            with a copy to:
with a copy to:                                             --------------
--------------
                                                            Certegy Inc.
[Name of Sublandlord]                                       11720 Amberpark Drive, Suite 600
c/o Equifax Inc.                                            Alpharetta, Georgia  30004
1550 Peachtree Street                                       Attn: Bruce S. Richards, General Counsel
Atlanta, Georgia 30309
Attn: Kent E. Mast, General Counsel

           Agreement and Acknowledgment of Assignors and Assignees:
           -------------------------------------------------------

          Each of the following parties hereby agree to the terms and provisions of the foregoing Agreement Regarding Leases, and is hereby made a party thereto, solely with respect to the assignment of the Equifax Group Lease with respect to which such party is Assignor or Assignee pursuant to Section 2(c) of the foregoing Agreement Regarding Leases.

Counsel and Secretary
ASSIGNORS:                                                  ASSIGNEES:
---------                                                   ---------
Equifax Inc.                                                Certegy Inc.

By:  /s/ Kent E. Mast                                       By: /s/ Bruce S. Richards
   -----------------------------------------                   -----------------------------------------
    Name:   Kent E. Mast                                       Name:  Bruce S. Richards
         -----------------------------------                   Title: Corporate Vice President,
    Title:  Corporate Vice President,                                 General Counsel and Secretary
          ----------------------------------
            General Counsel and Secretary                                   [CORPORATE SEAL]
            --------------------------------

              [CORPORATE SEAL]

Equifax Information Services, LLC (f/k/a                    Certegy Inc.
Equifax Credit Information Services, Inc.)

                                                            By: /s/ Bruce S. Richards
                                                               -----------------------------------------
By:  /s/ Kent E. Mast                                          Name:  Bruce S. Richards
   -----------------------------------------                   Title: Corporate Vice President,
    Name:   Kent E. Mast                                              General Counsel and Secretary
         -----------------------------------
    Title:  Corporate Vice President,                                           [CORPORATE SEAL]
            --------------------------------
            General Counsel and Secretary
            --------------------------------

                 [CORPORATE SEAL]


Initial Address for for Notices for each Assignee:          Initial Address for Notices for each Assignee:
-------------------------------------------------           ---------------------------------------------

[Name of Assignor]                                          Certegy Inc.
c/o Equifax Inc.                                            P.O. Box 349
1550 Peachtree Street                                       Alpharetta, Georgia  30009
Atlanta, Georgia 30309                                      Attn: Michael T. Volkommer, CFO
Attn: Phillip J. Mazzilli, CFO
                                                            with a copy to:
with a copy to:                                             --------------
--------------
                                                            Certegy Inc.
[Name of Assignor]                                          11720 Amberpark Drive, Suite 600
c/o Equifax Inc.                                            Alpharetta, Georgia  30004
1550 Peachtree Street                                       Attn: Bruce S. Richards, General Counsel
Atlanta, Georgia 30309
Attn: Kent E. Mast, General Counsel